Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Materials Portfolio

November 30, 2019

IND-QTLY-0120
1.810697.115

Schedule of Investments November 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Chemicals - 72.1%
Commodity Chemicals - 9.3%
Olin Corp.	2,828,150	$49,549,188
Orion Engineered Carbons SA	337,516	6,136,041
Tronox Holdings PLC	2,069,603	23,966,003
		79,651,232
Diversified Chemicals - 6.6%
Huntsman Corp.	203,000	4,591,860
The Chemours Co. LLC (a)	3,273,680	51,691,407
		56,283,267
Fertilizers & Agricultural Chemicals - 5.2%
CF Industries Holdings, Inc.	404,600	18,696,566
Corteva, Inc.	735,911	19,148,404
FMC Corp.	69,017	6,760,905
		44,605,875
Industrial Gases - 21.0%
Air Products & Chemicals, Inc.	216,000	51,047,280
Linde PLC	618,986	127,641,104
		178,688,384
Specialty Chemicals - 30.0%
DowDuPont, Inc.	1,472,511	95,433,438
Ecolab, Inc.	172,500	32,200,575
Element Solutions, Inc. (b)	455,415	5,323,801
Ingevity Corp. (b)	162,000	14,630,220
International Flavors & Fragrances, Inc. (a)	135,331	19,112,797
Livent Corp. (b)	706,597	5,511,457
PolyOne Corp.	82,700	2,607,531
PPG Industries, Inc.	232,700	29,981,068
Sherwin-Williams Co.	81,500	47,525,095
W.R. Grace & Co.	57,200	3,822,676
		256,148,658

TOTAL CHEMICALS		615,377,416

Construction Materials - 6.4%
Construction Materials - 6.4%
Martin Marietta Materials, Inc.	93,500	25,095,400
Summit Materials, Inc. (b)	127,900	3,052,973
Vulcan Materials Co.	188,600	26,756,682
		54,905,055
Containers & Packaging - 12.6%
Metal & Glass Containers - 8.3%
Aptargroup, Inc.	209,500	23,489,140
Ball Corp.	277,600	18,338,256
Crown Holdings, Inc. (b)	382,159	29,005,868
		70,833,264
Paper Packaging - 4.3%
Avery Dennison Corp.	248,500	32,396,945
Packaging Corp. of America	39,700	4,442,430
		36,839,375

TOTAL CONTAINERS & PACKAGING		107,672,639

Metals & Mining - 8.7%
Gold - 4.5%
Newmont Goldcorp Corp.	803,400	30,850,560
Royal Gold, Inc.	64,300	7,540,461
		38,391,021
Silver - 1.0%
Wheaton Precious Metals Corp.	309,800	8,568,887
Steel - 3.2%
Commercial Metals Co.	117,900	2,518,344
Reliance Steel & Aluminum Co.	85,900	10,134,482
Steel Dynamics, Inc.	428,800	14,463,424
		27,116,250

TOTAL METALS & MINING		74,076,158

TOTAL COMMON STOCKS
(Cost $809,049,371)		852,031,268

Money Market Funds - 3.4%
Fidelity Securities Lending Cash Central Fund 1.61% (c)(d)
(Cost $28,842,064)	28,839,181	28,842,064
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $837,891,435)		880,873,332
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(27,369,461)
NET ASSETS - 100%		$853,503,871

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$28,842,064
Total	$28,842,064

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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